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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 1, 1998



                          AFG RECEIVABLES CORPORATION
             (Exact name of registrant as specified in its charter)



                                   CALIFORNIA
                            (State of Incorporation)



          33-82064
            and
          33-99536                                         36-3792182
(Commission File Numbers)                      (IRS Employer Identification No.)



                       Oakmont Circle 1, 601 Oakmont Lane
                         Westmont, Illinois 60559-5549
              (Address of Principal Executive Officer) (Zip Code)



                                 (630) 953-6170
              (Registrant's telephone number, including Area Code)


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ITEM - 5:

  AFG Receivables Trust 1995-A
     The Registrant, as Seller, entered into a certain Pooling and Servicing Agreement dated as of November 1, 1995 with AutoFinance Group, Inc. ("AFG"), as Servicer, and The Chase Manhattan Bank (formerly known as Chemical Bank), as Trustee. Pursuant to said Agreement, AFG was appointed Servicer of the loans underlying a new series of Certificates representing interests in the AFG Receivables Trust, 1995-A. Reference is made to the Registration Statement, as amended, of Registrant on Form S-3, Registration No. 33-82064, under the Securities Act of 1933, as amended (the "Securities Act") and to the Prospectus Supplement thereto dated November 21, 1995, filed in connection therewith pursuant to Rule 424(b) with the Securities and Exchange Commission under the Securities Act, which describes further said Certificates and the offering thereof.

  AFG Receivables Trust 1996-A
     The Registrant, as Seller, entered into a certain Pooling and Servicing Agreement dated as of February 1, 1996 with AFG, as Servicer, and The Chase Manhattan Bank (formerly known as Chemical Bank), as Trustee. Pursuant to said Agreement, AFG was appointed Servicer of the loans underlying a new series of Certificates representing interests in the AFG Receivables Trust, 1996-A. Reference is made to the Registration Statement, as amended, of Registrant on Form S-3, Registration No. 33-99536, under the Securities Act and to the Prospectus Supplement thereto dated February 13, 1996, filed in connection therewith pursuant to Rule 424(b) with the Securities and Exchange Commission under the Securities Act, which describes further said Certificates and the offering thereof.

  AFG Receivables Trust 1996-B
     The Registrant, as Seller, entered into a certain Pooling and Servicing Agreement dated as of May 1, 1996 with AFG, as Servicer, and The Chase
Manhattan Bank (formerly known as Chemical Bank), as Trustee. Pursuant to said Agreement, AFG was appointed Servicer of the loans underlying a new series of Certificates representing interests in the AFG Receivables Trust, 1996-B. Reference is made to the Registration Statement, as amended, of Registrant on Form S-3, Registration No. 33-99536, under the Securities Act and to the Prospectus Supplement thereto dated May 22, 1996, filed in connection therewith pursuant to Rule 424(b) with the Securities and Exchange Commission under the Securities Act, which describes further said Certificates and the offering thereof.
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     AFG Receivables Trust 1996-C
         The Registrant, as Seller, entered into a certain Pooling and Servicing Agreement dated as of August 1, 1996 with AFG, as Servicer, and The Chase Manhattan Bank (formerly known as Chemical Bank), as Trustee. Pursuant to said Agreement, AFG was appointed Servicer of the loans underlying a new series of Certificates representing interests in the AFG Receivables Trust, 1996-C. Reference is made to the Registration Statement, as amended, of Registrant on Form S-3, Registration No. 33-99536, under the Securities Act and to the Prospectus Supplement thereto dated August 12, 1996, filed in connection therewith pursuant to Rule 424(b) with the Securities and Exchange Commission under the Securities Act, which describes further said Certificates and the offering thereof.

     AFG Receivables Trust 1996-D
         The Registrant, as Seller, entered into a certain Pooling and Servicing Agreement dated as of November 1, 1996 with AFG, as Servicer, and The Chase Manhattan Bank (formerly known as Chemical Bank), as Trustee. Pursuant to said Agreement, AFG was appointed Servicer of the loans underlying a new series of Certificates representing interests in the AFG Receivables Trust, 1996-D. Reference is made to the Registration Statement, as amended, of Registrant on Form S-3, Registration No. 33-99536, under the Securities Act and to the Prospectus Supplement thereto dated November 12, 1996, filed in connection therewith pursuant to Rule 424(b) with the Securities and Exchange Commission under the Securities Act, which describes further said Certificates and the offering thereof.

                      ------------------------------------

         Effective April 1, 1998, Key Bank USA, National Association ("Key Bank USA"), an affiliate of AFG, succeeded to all assets and liabilities of AFG. Such succession was effected as follows: (i) 100% of the capital stock of AFG was transferred by its parent, KeyCorp, to Key Bank USA, a wholly-owned subsidiary of KeyCorp and (ii) AFG liquidated and Key Bank USA, by operation of law, succeeded to all assets and liabilities of AFG. Accordingly, effective April 1, 1998, Key Bank USA is the lawful successor to AFG, as Servicer, under the Pooling and Servicing Agreements referenced above.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 2, 1998                         AFG RECEIVABLES CORPORATION

                                             By /s/ Thomas R. Blend
                                             ------------------------------
                                                    Thomas R. Blend
                                                    Vice President and
                                                    Chief Financial Officer